UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

811-05128
Investment Company Act file number:

The Swiss Helvetia Fund, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos, President and Chief Executive Officer
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

1-800-730-2932
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:   September 30, 2019

Item 1. Schedule of Investments.

THE SWISS HELVETIA FUND, INC.
Schedule of Investments by Industry (Unaudited)		September 30, 2019

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — 84.39%
Advertising — 0.73%
17,914	DKSH Holding AG	$895,026	0.73%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product.
	(Cost $1,176,534)
		895,026	0.73%

Banks — 5.80%
14,000	Cembra Money Bank AG	1,460,162	1.19%
	Provides financial services. The company's services include personal loans, vehicle financing, credit cards and savings and insurance services.
	(Cost $833,835)
186,000	Credit Suisse Group AG	2,282,214	1.86%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management.
	(Cost $2,336,909)
297,000	UBS Group AG	3,374,628	2.75%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking.
	(Cost $4,376,026)
		7,117,004	5.80%

Biotechnology — 0.13%
52,265	Kuros Biosciences AG [1]	163,533	0.13%
	Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins.
	(Cost $146,224)
		163,533	0.13%

Building Materials — 1.68%
165	Belimo Holding AG	908,439	0.74%
	Market leader in damper and volume control actuators for ventilation and air-conditioning equipment.
	(Cost $392,831)
319	Forbo Holding AG	474,109	0.39%
	Produces floor coverings, adhesives and belts for conveying and power transmission.
	(Cost $474,301)
4,600	Sika AG	673,519	0.55%

Manufactures construction materials, producing concrete and mixtures, mortar, sealants and adhesives, tooling resins, anti-static industrial flooring, and acoustic materials. The company serves customers worldwide.

	(Cost $667,980)
		2,056,067	1.68%

Computers — 2.88%
87,000	Logitech International SA	3,531,826	2.88%

Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication.

	(Cost $1,179,564)
		3,531,826	2.88%

Diversified Financial Services — 3.59%
52,000	Julius Baer Group Ltd. [1]	2,306,012	1.88%

Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services.

	(Cost $2,504,654)
7,000	VZ Holding AG	2,091,962	1.71%

Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.

	(Cost $1,160,403)
		4,397,974	3.59%

Electric — 1.46%
24,100	BKW AG	1,790,914	1.46%

Provides energy supply services. The company focuses on the production, transportation, trading and sale of energy. In addition to energy supply, the company also develops, implements and operates energy solutions for its clients.

	(Cost $1,563,246)
		1,790,914	1.46%

Electronics — 1.32%
81,972	ABB Ltd.	1,612,065	1.32%
	Provides power and automation technologies. The company operates under segments that include power products, power systems, automation products, process automation, and robotics.
	(Cost $1,999,014)
		1,612,065	1.32%

Engineering & Construction — 0.88%
28,600	Implenia AG	1,074,992	0.88%

Provides construction, civil and underground engineering services. The company's projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.

	(Cost $1,381,141)
		1,074,992	0.88%

Food — 16.46%
1,080,000	Aryzta AG [1]	823,146	0.67%

Produces and retails specialty bakery products. The Company produces French breads, pastries, continental breads, confections, artisan breads, homestyle lunches, viennoiserie, patisserie, cookies, pizza, appetizers, and sweet baked goods.

	(Cost $4,435,098)
178,300	Nestle SA	19,361,504	15.79%
	One of the world's largest food and beverage processing companies.
	(Cost $10,890,749)
		20,184,650	16.46%

Hand/Machine Tools — 0.71%
3,900	Schindler Holding AG	872,968	0.71%

Manufactures and installs elevators, escalators, and moving walkways internationally. The company's products are used in airports, subway stations, railroad terminals, shopping centers, cruise ships, hotels, and office buildings. The company also offers maintenance services.

	(Cost $822,641)
		872,968	0.71%

Healthcare-Products — 3.97%
125,416	Eyesense AG, Series A [1,2,3]	236,456	0.19%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self- diagnostic systems for glucose monitoring of diabetes patients.
	(Cost $3,007,048)

5,450	Sonova Holding AG	1,268,014	1.03%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems.
	(Cost $846,323)
3,731	Spineart SA [1,2,3]	1,285,561	1.05%
	Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,328)
8,700	Tecan Group AG	2,080,008	1.70%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories.
	(Cost $815,498)
		4,870,039	3.97%

Healthcare-Services — 0.75%
16,100	Galenica AG	925,167	0.75%
	Retails pharmaceutical products, and services customers in Switzerland. The Company offers health, beauty, and related products and services.
	(Cost $836,010)
		925,167	0.75%

Insurance — 8.52%
11,000	Baloise Holding AG	1,972,421	1.61%
	Offers group and individual life, health, accident, liability property, and transportation insurance to customers in Europe. The Company also offers private banking and asset management services.
	(Cost $1,699,591)
6,600	Helvetia Holding AG	911,417	0.74%

Provides a broad range of life, casualty, liability, accident and transportation insurance in Switzerland and in other European countries. The Company insures individuals, property such as vehicles and buildings, and consumer goods and personal belongings during transportation.

	(Cost $842,606)
6,200	Swiss Life Holding AG	2,966,475	2.42%
	Provides life insurance and institutional investment management.
	(Cost $1,883,174)
12,000	Zurich Insurance Group AG	4,597,102	3.75%

Provides insurance-based financial services. The company offers general and life insurance products and services for individuals, small businesses, commercial enterprises, mid-sized and large corporations, and multinational companies.

	(Cost $3,954,789)
		10,447,415	8.52%

Machinery-Diversified — 2.28%
1,302	Bucher Industries AG	407,124	0.33%

Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, fodder harvesters, plows, seed drills, feed mixers, plant sprayers, spreaders, street sweepers, and snow blowers. The Company operates worldwide.

	(Cost $384,392)
14,000	Feintool International Holding AG	794,665	0.65%

Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.

	(Cost $1,353,935)
119,000	SIG Combibloc Group AG	1,587,223	1.30%
	The company, through its subsidiaries, manufactures and produces bottling machines and systems for the food and beverage industries. The company serves customers worldwide.
	(Cost $1,362,987)
		2,789,012	2.28%

Metal Fabricate/Hardware — 0.62%
9,514	SFS Group AG	759,479	0.62%
	Provides automotive products, building and electronic components, flat roofing and solar fastening systems. The company operates production facilities in Asia, Europe and North America.
	(Cost $605,217)
		759,479	0.62%

Miscellaneous Manufacturing — 0.93%
11,518	Sulzer AG	1,133,723	0.93%

Manufactures machinery and equipment, and operates in a surfacing technology business. The Company provides pumping and surface technology solution and services, services and repair of thermal turbo machinery, and service for separation and static mixing.

	(Cost $1,096,107)
		1,133,723	0.93%

Pharmaceuticals — 24.95%
185,000	Novartis AG	16,055,658	13.10%
	One of the leading manufacturers of branded and generic pharmaceutical products.
	(Cost $10,468,595)
49,901	Roche Holding AG	14,535,171	11.85%

Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology.

	(Cost $9,346,153)
		30,590,829	24.95%
Private Equity — 0.66%
1,050	Partners Group Holding AG	806,388	0.66%

A global private markets investment management firm with investment programs under management in private equity, private real estate, private infrastructure and private debt. The firm manages a broad range of customized portfolios for an international clientele of institutional investors. Partners Group is headquartered in Zug, Switzerland.

	(Cost $682,793)
		806,388	0.66%

Retail — 5.02%
46,900	Cie Financiere Richemont SA	3,443,833	2.81%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear.
	(Cost $3,670,144)
54,000	Swatch Group AG - Registered Shares	2,715,840	2.21%
	Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques.
	(Cost $4,777,022)
		6,159,673	5.02%

Semiconductors — 0.72%
20,000	Sensirion Holding AG [1]	885,524	0.72%

The company, through its subsidiaries, manufactures gas and liquid flow sensors for the measurement of humidity and temperature, volatile organic compounds and carbon dioxide. The company serves automotive, industrial, medical, and consumer goods sectors worldwide.

	(Cost $794,200)
		885,524	0.72%

Telecommunications — 0.33%
5,250	Sunrise Communications Group AG1	408,828	0.33%

An integrated communications provider in Switzerland. The Company provides mobile voice and data, landline voice, landline Internet and IPTV services to residential customers, business customers and other carriers across Switzerland. The Company operates in Switzerland.

	(Cost $383,018)
		408,828	0.33%

	Total Common Stock
	(Cost $87,774,080)	103,473,096	84.39%

Preferred Stock — 0.11%
Biotechnology — 0.01%
8,400	Ixodes AG, Series B [1,2,3,4]	7,245	0.01%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite.
	(Cost $2,252,142)
		7,245	0.01%

Industrial Goods & Services — 0.10%
500,863	SelFrag AG Class A [1,2,3]	120,551	0.10%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology.
	(Cost $1,932,198)
		120,551	0.10%

	Total Preferred Stock
	(Cost $4,184,340)	127,796	0.11%

Limited Partnership — 0.80%
Biotechnology — 0.80%
3,294,705	Aravis Biotech II, Limited Partnership [1,3,4]	983,670	0.80%
	Makes early stage venture investments in the biotechnology & pharmaceuticals industry.
	(Cost $1,810,184)
		983,670	0.80%
	Total Limited Partnership
	(Cost $1,810,184)	983,670	0.80%

	Total Investments - 85.30%
	(Cost $93,768,604)	104,584,562	85.30%

	Other Assets Less Liabilities - 14.70%	18,030,164	14.70%
	Net Assets	$122,614,726	100.00%

Net Asset Value Per Share:
	($122,614,726 ÷13,267,111 shares outstanding, $0.001 par value: 50 million shares authorized)		$9.24

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.
Schedule of Investments by Industry (Unaudited)	September 30, 2019
(continued)

[1] Non-income producing security.
[2] Value determined using significant unobservable inputs.
[3] Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund's valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $2,633,483 or 2.15% of the Fund's net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – May 29, 2018	$1,810,184
Eyesense AG – Common Shares	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328
		$11,624,900

[4] Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company's outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/18	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Interest Income	Fair Value as of 9/30/19
Aravis Biotech II, Limited Partnership	$980,070	$-	$-	$-	$3,600	$-	$983,670
Ixodes AG – Preferred Shares B	7,328	-	-	-	(83)	-	7,245
	$987,398	$-	$-	$-	$3,517	$-	$990,915

See Notes to Schedule of Investments

Schedule of Investments by Industry (Unaudited)	September 30, 2019
(continued)

PORTFOLIO HOLDINGS
% of Net Assets as of September 30, 2019
Pharmaceuticals	24.95%
Food	16.46%
Insurance	8.52%
Banks	5.80%
Retail	5.02%
Healthcare-Products	3.97%
Diversified Financial Services	3.59%
Computers	2.88%
Machinery-Diversified	2.28%
Building Materials	1.68%
Electric	1.46%
Electronics	1.32%
Biotechnology	0.94%
Miscellaneous Manufacturing	0.93%
Engineering & Construction	0.88%
Healthcare-Services	0.75%
Advertising	0.73%
Semiconductors	0.72%
Hand/Machine Tools	0.71%
Private Equity	0.66%
Metal Fabricate/Hardware	0.62%
Telecommunications	0.33%
Industrial Goods & Services	0.10%
Other Assets Less Liabilities	14.70%
100.00%

See Notes to Schedule of Investments

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of September 30, 2019
Nestle SA	15.79%
Novartis AG	13.10%
Roche Holding AG	11.85%
Zurich Insurance Group AG	3.75%
Logitech International SA	2.88%
Cie Financiere Richemont SA	2.81%
UBS Group AG	2.75%
Swiss Life Holding AG	2.42%
Swatch Group AG - Registered Shares	2.21%
Julius Baer Group Ltd.	1.88%

See Notes to Schedule of Investments

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A.	Organization
The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity- linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non- Swiss companies in limited instances.

B.	Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $2,633,483 or 2.15% of the Fund’s net assets at September 30, 2019, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities
Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019:

Investments in Securities*	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Valued at NAV**	Total
Common Stock	$101,951,079	$-	$1,522,017	$-	$103,473,096
Preferred Stock	-	-	127,796	-	127,796
Limited Partnership	-	-	-	983,670	983,670

Total Investments in Securities	$101,951,079	$-	$1,649,813	$983,670	$104,584,562

*     Please see the Schedule of Investments for industry classifications.
**   As of September 30, 2019, certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the schedule of investments.

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at September 30, 2019	Valuation Technique	Unobservable Inputs	Range[1]
Biotechnology
Ixodes AG, Series B—Preferred Shares	7,245	Asset based approach	Operational cash expenditure	0-20%

Healthcare-Products
EyeSense AG, Series A—Common Shares	236,456	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,285,561	Market comparable companies	Discount for lack of marketability	20-35%

Industrial Goods & Services
SelFrag AG Class A—Preferred Shares	120,551	Market approach	Recent round of financing	N/A

Total	$1,649,813

1 Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. A change in the discount rate is accompanied by a directionally opposite change in fair value.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Total
Balance as of December 31, 2018	$6,322,654	$129,267	$6,451,921
Change in Unrealized Appreciation/Depreciation (a)	985,109	(1,471)	983,638
Net Realized Gain (Loss)	—	—	—
Gross Purchases	—	—	—
Gross Sales	(5,785,746)	—	(5,785,746)
Transfer out of Level 3	—	—	—
Balance as of September 30, 2019	$1,522,017	$127,796	$1,649,813

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on September 30, 2019.

C.	Foreign Currency Translation
The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

D.	Concentration of Market Risk
The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Capital Commitments

As of September 30, 2019, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	3,242,525	—

* The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as at September 30, 2019. The Swiss franc/U.S. dollar exchange rate as of September 30, 2019 was used for conversion and equaled 0.9977 as of such date.

(a) This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Item 2. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Swiss Helvetia Fund, Inc.

By (Signature and Title)  /s/ Andrew Dakos
     Andrew Dakos, President and Chief Executive Officer

Date  November 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Andrew Dakos
     Andrew Dakos, President and Chief Executive Officer

Date  November 20, 2019

By (Signature and Title)  /s/ Thomas Antonucci
     Thomas Antonucci, Chief Financial Officer

Date  November 20, 2019